UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Bristol-Myers Squibb Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! BRISTOL-MYERS SQUIBB COMPANY2025 Annual Meeting Voteby May 5, 2025 11:59 PM ET. For shares held in a Plan, vote by May 1, 2025 11:59 PM ET P.O. BOX 4000 PRINCETON, NJ 08540V69504-P22818-Z89122 You invested in BRISTOL-MYERS SQUIBB COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 6, 2025 Get informed before you vote View the Notice of 2025 Annual Meeting, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 6, 2025 10:00 A.M. Eastern Time Virtually at: www.virtualshareholdermeeting.com/BMY2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	**Election of Directors**	
	Nominees:	
1A)	Peter J. Arduini	For
1B)	Deepak L, Bhatt, M.D., M.P.H., M.B.A.	For
1C)	Christopher S. Boerner, Ph.D.	For
1D)	Julia A. Haller, M.D.	For
1E)	Manuel Hidalgo Medina, M.D., Ph.D.	For
1F)	Michael R. McMullen	For
1G)	Paula A. Price	For
1H)	Derica W. Rice	For
1I)	Theodore R. Samuels	For
1J)	Karen H. Vousden, Ph.D.	For
1K)	Phyllis R. Yale	For
2.	**Advisory Vote to Approve the Compensation of our Named Executive Officers**	For
3.	**Ratification of the Appointment of an Independent Registered Public Accounting Firm**	For
4.	**Shareholder Proposal on Corporate Financial Sustainability**	Against
5.	**Shareholder Proposal on a Request to Cease DEI Efforts**	Against

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V69505-P22818-Z89122